Exhibit 1.1

[                      ] Shares

ANTERIOS, INC.

Common Stock

UNDERWRITING AGREEMENT

[                        ], 2015

STIFEL, NICOLAUS & COMPANY, INCORPORATED

RBC CAPITAL MARKETS, LLC

As Representatives of the Several Underwriters
named in Schedule I hereto

c/o Stifel, Nicolaus & Company, Incorporated

787 7th Avenue

11th Floor

New York, New York 10019

Ladies and Gentlemen:

Anterios, Inc., a Delaware corporation (the “Company”), proposes to issue and sell to the several underwriters named in Schedule I hereto (the “Underwriters”) for whom you are acting as representatives (the “Representatives”) an aggregate of [                    ] shares (the “Firm Shares”) of the common stock, par value $0.0001 per share, of the Company (“Common Stock”).  The Company also proposes to sell to the several Underwriters, at the option of the Underwriters, up to an additional [                  ] shares of Common Stock (the “Option Shares”).  The Firm Shares and the Option Shares are hereinafter referred to collectively as the “Shares”.

The Underwriters agree that up to [                  ] of the Firm Shares to be purchased by the Underwriters (the “Directed Shares”) shall be reserved for sale to certain eligible directors, officers and employees of the Company and persons having business relationships with the Company (collectively, the “Participants”), as part of the distribution of the Shares by the Underwriters (the “Directed Share Program”) subject to the terms of this Agreement, the applicable rules, regulations and interpretations of the Financial Regulatory Authority, Inc (“FINRA”) and all other applicable laws, rules and regulations.  The Directed Share Program shall be administered by Stifel, Nicolaus & Company, Incorporated (“Stifel”).  To the extent that the Directed Shares are not orally confirmed for purchase by the Participants by the end of the first business day after the date of this Agreement, such Directed Shares may be offered to the public by the Underwriters as part of the public offering contemplated hereby.

The Company confirms as follows its agreements with the Representatives and the several other Underwriters.

1.                                      The Company represents and warrants to, and agrees with, each of the Underwriters that, as of the date hereof and as of the Closing Date and each Option Closing Date, if any:

(a)                                 A registration statement on Form S-1 (File No. 333-203144) in respect of the Shares and one or more pre-effective amendments thereto (at the time it became effective, the “Initial Registration Statement”) have been filed with the Securities and Exchange Commission (the “Commission”); the Initial Registration Statement and any post-effective amendment thereto, each in the form heretofore delivered to you, have been declared effective by the Commission in such form; other than a registration statement, if any, increasing the size of the offering (a “Rule 462(b) Registration Statement”), filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the “Securities Act”), which became effective upon filing, no other document with respect to the Initial Registration Statement has heretofore been filed with the Commission; no stop order suspending the effectiveness of the Initial Registration Statement, any post-effective amendment thereto or the Rule 462(b) Registration Statement, if any, has been issued, no proceeding for that purpose has been initiated or, to the Company’s knowledge, threatened by the Commission and any request on the part of the Commission for additional information from the Company has been satisfied in all material respects; any preliminary prospectus included in the Initial Registration Statement, as originally filed or as part of any amendment thereto, or filed with the Commission pursuant to Rule 424(a) of the rules and regulations of the Commission under the Securities Act is hereinafter called a “Preliminary Prospectus”; the various parts of the Initial Registration Statement and the Rule 462(b) Registration Statement, if any, including all schedules and exhibits thereto and including the information contained in the form of final prospectus filed with the Commission pursuant to Rule 424(b) under the Securities Act and deemed by virtue of Rule 430A under the Securities Act to be part of the Initial Registration Statement at the time it was declared effective or such part of the Rule 462(b) Registration Statement, if any, became or hereafter becomes effective, each as amended at the time such part of the Initial Registration Statement became effective, are hereinafter collectively called the “Registration Statement”; the Preliminary Prospectus relating to the Shares that was included in the Registration Statement immediately prior to the Applicable Time (as defined in Section 1(c) hereof) is hereinafter called the “Pricing Prospectus”; such final prospectus, in the form first filed pursuant to Rule 424(b) under the Securities Act, is hereinafter called the “Prospectus”; and any “issuer free writing prospectus” as defined in Rule 433 under the Securities Act relating to the Shares is hereinafter called an “Issuer Free Writing Prospectus”; and all references to the Registration Statement, any Preliminary Prospectus, the Pricing Prospectus, the Prospectus, any Issuer Free Writing Prospectus or any amendment or supplement to any of the foregoing shall be deemed to include the copy filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval system (“EDGAR”).  From the time of the initial confidential submission of the Registration Statement to the Commission (or, if earlier, the first date on which the Company engaged directly or through any person authorized to act on its behalf in any Testing-the-Waters Communication) through the date hereof, the Company has been and is an “emerging growth company,” as defined in Section 2(a) of the Securities Act (an “Emerging Growth Company”).  “Testing-

the-Waters Communication” means any oral or written communication with potential investors undertaken in reliance on Section 5(d) of the Securities Act;

(b)                                 (1)  at the respective times the Initial Registration Statement, any Rule 462(b) Registration Statement and any post-effective amendments thereto became effective and at the Closing Date (as defined herein) (and, if any Option Shares are purchased, at each Option Closing Date) (as defined herein)), the Initial Registration Statement, any Rule 462(b) Registration Statement and any amendments and supplements thereto complied and will comply in all material respects with the requirements of the Securities Act and the rules and regulations of the Commission thereunder (the “Rules and Regulations”) and did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and (2) at the time the Prospectus or any amendments or supplements thereto were issued and at the Closing Date (and, if any Option Shares are purchased, at each Option Closing Date), neither the Prospectus nor any amendment or supplement thereto included or will include an untrue statement of a material fact or omitted or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the representations and warranties in clauses (1) and (2) above shall not apply to statements in or omissions from the Registration Statement or the Prospectus made in reliance upon and in strict conformity with information furnished to the Company in writing by any Underwriter through the Representatives expressly for use in the Registration Statement or the Prospectus, it being understood and agreed that the only such information provided by any Underwriter is that described as such in Section 9(b) hereof.  No order preventing or suspending the use of any Preliminary Prospectus, the Pricing Prospectus or any Issuer Free Writing Prospectus has been issued by the Commission.  Each Preliminary Prospectus, Pricing Prospectus, Issuer Free Writing Prospectus and the Prospectus filed as part of the Initial Registration Statement as originally filed or as part of any amendment thereto, or filed pursuant to Rule 424 under the Securities Act, complied when so filed in all material respects with the requirements of the Securities Act and the Rules and Regulations and each Preliminary Prospectus, Pricing Prospectus, Issuer Free Writing Prospectus and the Prospectus delivered to the Underwriters for use in connection with this offering was identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T;

(c)                                  For the purposes of this Agreement, the “Applicable Time” is [        :      ] [a.m.][p.m.] (New York time) on the date of this Agreement; the Pricing Prospectus as supplemented by the Issuer Free Writing Prospectuses and other documents listed in Schedule II hereto and the pricing information set forth on Schedule II, taken together (collectively, the “Pricing Disclosure Package”) as of the Applicable Time, did not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and each Issuer Free Writing Prospectus listed in Schedule II hereto and/or written Testing-the-Waters Communication listed on Schedule III hereto does not conflict with the information contained in the Registration Statement, the Pricing Prospectus or the Prospectus and each such Issuer Free Writing Prospectus and/or written Testing-the-Waters Communication, as supplemented by and taken together with the Pricing Disclosure Package as of the Applicable Time, did not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to statements or omissions made in an Issuer Free Writing Prospectus or written Testing-the-Waters Communication in reliance upon and in strict conformity with information furnished in writing to the Company by an Underwriter through the Representatives expressly for use therein;

(d)                                 (i) The Registration Statement, the Prospectus, the Pricing Disclosure Package and any preliminary prospectus comply, and any further amendments or supplements thereto will comply, with any applicable laws or regulations of foreign jurisdictions in which the Prospectus, the Pricing Disclosure Package or any preliminary prospectus, as amended or supplemented, if applicable, are distributed in connection with the Directed Share Program, and (ii) no authorization, approval, consent, license, order, registration or qualification of or with any government, governmental instrumentality or court, other than such as have been obtained, is necessary under the securities laws and regulations of foreign jurisdictions in which the Directed Shares are offered outside the United States.  The Company has not offered, or caused the Underwriters to offer, any Shares to any person pursuant to the Directed Share Program with the intent to unlawfully influence (i) a customer or supplier of the Company to alter the customer’s or supplier’s level or type of business with the Company or (ii) a trade journalist or publication to write or publish favorable information about the Company or its products;

(e)                                  The Company has filed a registration statement pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”), to register the Common Stock, and such registration statement has been declared effective.  At the time of filing the Initial Registration Statement the Company was not and is not an “ineligible issuer,” as defined under Rule 405 under the Securities Act;

(f)                                   The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with power and authority (corporate and other) to own, lease and operate its properties and conduct its business as described in the Pricing Prospectus and to enter into and perform its obligations under this Agreement, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, except where the failure so to qualify or be in good standing would not have a material adverse effect on the business, prospects, management, financial position, stockholders’ equity or results of operations of the Company (a “Material Adverse Effect”);

(g)                                  The Company does not have any subsidiaries and does not own or control, directly or indirectly, any corporation, association or other entity;

(h)                                 The Company has an authorized capitalization as set forth in the Pricing Prospectus, and all of the issued and outstanding shares of capital stock of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and (assuming conversion or reclassification of all outstanding shares of preferred stock of the Company in connection with the transactions contemplated hereby) conform to the descriptions thereof contained in the Pricing Prospectus in all material respects; and none of the issued and outstanding shares of capital stock of the Company are subject to any preemptive or similar rights;

(i)                                     The Shares have been duly and validly authorized and, when issued and delivered to and paid for by the Underwriters in accordance with the terms of this Agreement, will be duly and validly issued and fully paid and non-assessable and will conform to the descriptions thereof contained in the Prospectus in all material respects; and the issuance of such Shares is not subject to any preemptive or similar rights that have not been duly waived;

(j)                                    This Agreement has been duly authorized, executed and delivered by the Company;

(k)                                 The issue and sale of the Shares, the execution of this Agreement by the Company and the consummation of the transactions herein contemplated will not (1) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company is a party or by which the Company is bound or to which any of the property or assets of the Company is subject, (2) result in any violation of the provisions of the certificate of incorporation or by-laws of the Company or (3) result in any violation of any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its properties; except in the case of clauses (1) and (3), to the extent that any such conflict, breach, violation or default would not, individually or in the aggregate, have a Material Adverse Effect; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of the Shares or the consummation by the Company of the transactions contemplated by this Agreement, except (A) the registration under the Securities Act of the Shares and such consents, approvals, authorizations, registrations or qualifications as may be required by FINRA or under state securities or Blue Sky laws in connection with the purchase and distribution of the Shares by the Underwriters and (B) such as have been obtained under the laws and regulations of jurisdictions outside the United States in which Directed Shares are offered;

(l)                                     McGladrey LLP, who have certified certain financial statements of the Company, are independent public accountants as required by the Securities Act, the Rules and Regulations and the Public Company Accounting Oversight Board (United States).  The financial statements, together with related schedules and notes, included in the Registration Statement and the Pricing Prospectus comply in all material respects with the requirements of the Securities Act and present fairly in all material respects the financial position, results of operations, cash flows and changes in stockholders’ equity of the Company on the basis stated in the Registration Statement at the respective dates or for the respective periods to which they apply; such financial statements and related schedules and notes have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved, except as disclosed therein; and the selected financial data and the summary financial data included in the Pricing Prospectus present fairly in all material respects the information shown therein and have been compiled on a basis consistent with that of the financial statements included in the Registration Statement.  Except as otherwise included therein, no historical or pro forma financial statements or supporting schedules are required to be included or incorporated by reference in the Registration Statement, the Pricing Prospectus or the Prospectus under the Securities Act or the Rules and Regulations;

(m)                             The Company has not sustained since the date of the latest audited financial statements included in the Pricing Disclosure Package any material loss or material interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Pricing Disclosure Package; and, since the respective dates as of which information is given in the Registration Statement and the Pricing Disclosure Package, (1) there has not been any change in the capital stock or long-term debt of the Company (other than (a) Common Stock issued pursuant to the exercise of warrants or conversion of convertible securities or upon the exercise or vesting of stock options or other awards outstanding under the Company’s equity compensation or other plans, (b) options, Common Stock or other securities granted or issued pursuant to the Company’s equity compensation or other plans and (c) Common Stock issued upon conversion or reclassification of the Company’s convertible preferred stock), (2) there has not been any material adverse change, or any development that would reasonably be expected to result in a prospective material adverse change, in or affecting the general affairs, business, prospects, management, financial position, stockholders’ equity or results of operations of the Company, (3) there have been no transactions entered into by, and no obligations or liabilities, contingent or otherwise, incurred by the Company, whether or not in the ordinary course of business, which are material to the Company or (4) there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock, in each case, otherwise than as set forth or contemplated in the Pricing Disclosure Package;

(n)                                 The Company is not (1) in violation of its certificate of incorporation or bylaws or (2) in violation of any law, ordinance, administrative or governmental rule or regulation applicable to the Company, or (3) in violation of any decree of any court or governmental agency or body having jurisdiction over the Company, or (4) in default in the performance of any obligation, agreement or condition contained in any bond, debenture, note or any other evidence of indebtedness or in any agreement, indenture, lease or other instrument to which the Company is a party or by which it or any of its properties may be bound, except, in the case of clauses (2), (3) and (4), where any such violation or default, individually or in the aggregate, would not have a Material Adverse Effect;

(o)                                 The Company does not own any real property.  The Company has valid title to all personal property (provided, that for the sake of clarity, rights to Intellectual Property are addressed exclusively in Section 1(r) below) owned by it, in each case free and clear of all liens, encumbrances and defects except such as are described in the Pricing Disclosure Package or such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company; and any real property and buildings held under lease by the Company are held under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company;

(p)                                 Other than as set forth in the Pricing Disclosure Package, there are no legal or governmental proceedings pending to which the Company is a party or of which any property of the Company is the subject which, if determined adversely to the Company, individually or in the aggregate, would have or may reasonably be expected to have a Material Adverse Effect, or would prevent or impair the consummation of the transactions contemplated by this Agreement, or which are required to be described in the Registration Statement or the Pricing Disclosure Package; and, to the Company’s knowledge, no such proceedings are threatened or contemplated by governmental authorities or others;

(q)                                 The Company possesses all permits, licenses, approvals, consents and other authorizations (collectively, “Permits”) issued by the appropriate federal, state, local or foreign regulatory agencies or bodies necessary to conduct the businesses now operated by it, except where the failure to possess such permit, license, approval, consent or authorization would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; the Company is in compliance with the terms and conditions of all such Permits and all of the Permits are valid and in full force and effect, except, in each case, where the failure so to comply or where the invalidity of such Permits or the failure of such Permits to be in full force and effect, individually or in the aggregate, would not have a Material Adverse Effect; and the Company has not received any notice of proceedings relating to the revocation or material modification of any such Permits;

(r)                                    The Company owns or has obtained all necessary licenses for the patents, patent applications, patent rights, inventions, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks and trade names, and other intellectual property (collectively “Intellectual Property”) described in the Pricing Disclosure Package and Registration Statement as being owned or licensed by it or which are necessary for the conduct of its business as currently conducted or as currently proposed to be conducted. To the knowledge of the Company: (i) there are no third parties who have rights to any Intellectual Property; and (ii) there is no infringement by third parties of any Intellectual Property. There is no pending or, to the Company’s knowledge, threatened action, suit, proceeding or claim by others: (A) challenging the Company’s rights in or to any Intellectual Property, and the Company is unaware of any facts which would form a reasonable basis for any such action, suit, proceeding or claim; (B) challenging the validity, enforceability or scope of any Intellectual Property, and the Company is unaware of any facts which would form a reasonable basis for any such action, suit, proceeding or claim; or (C) asserting that the Company infringes or otherwise violates, or would, upon the commercialization of any product or service described in the Registration Statement or the Pricing Disclosure Package as under development, infringe or violate, any copyright, patent, trademark, trade name, service mark, copyright, trade secret or other proprietary rights of others, and the Company is unaware of any facts which would form a reasonable basis for any such action, suit, proceeding or claim. The Company has taken all commercially reasonable steps to secure its interest in the Company’s Intellectual Property, including obtaining all necessary assignments from each of its employees, consultants and contractors pursuant to a written agreement containing a present tense assignment of all Intellectual Property created by such employee, consultant or contractor. The Company has taken commercially reasonable steps to protect and maintain all Company owned Intellectual Property, including without limitation to preserve the confidentiality of any trade secrets. All material Intellectual Property owned by or licensed to the Company is valid and enforceable. The Company is not in violation of any Company License Agreements (as defined below) except where any such violation or default, individually or in the aggregate, would not have a Material Adverse Effect. The license agreements by which the Company has been licensed Intellectual Property owned by third parties (“Company License Agreements”) are in full force and effect and constitute legal, valid and binding obligations of Company, and to the Company’s knowledge, the other parties thereto, except (i) as limited by laws of general application relating to bankruptcy, insolvency and other relief of debtors, and (ii) as limited by rules of law governing specific performance, injunctive relief or other equitable remedies and by general principals of equity;

(s)                                   No material labor dispute with the employees of the Company exists, or, to the knowledge of the Company, is imminent.  The Company is not aware of any existing or imminent labor disturbance by the employees of any of its principal suppliers, manufacturers, customers or contractors, which, individually or in the aggregate, may reasonably be expected to result in a Material Adverse Effect;

(t)                                    The Company is insured by insurers of recognized financial responsibility against such losses and risks (including without limitation risks related to clinical trials and product liability) and in such amounts as are prudent and customary in the businesses in which it is engaged; the Company has not been refused any insurance coverage sought or applied for; and the Company has no reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not reasonably be expected to have a Material Adverse Effect;

(u)                                 The Company has made and keeps books, records and accounts, which, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of the Company. The Company maintains a system of internal accounting controls reasonably designed to provide reasonable assurance that (1) transactions are executed in accordance with management’s general or specific authorizations; (2) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (3) access to assets is permitted only in accordance with management’s general or specific authorization; and (4) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences;

(v)                                 Since the date of the latest audited financial statements included in the Pricing Disclosure Package, (a) the Company has not been advised of (1) any significant deficiencies in the design or operation of internal controls that could adversely affect the ability of the Company to record, process, summarize and report financial data, or any material weaknesses in internal controls and (2) any fraud, whether or not material, that involves management or other employees who have a significant role in the internal controls of the Company, and (b) since that date, there has been no change in the Company’s internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting;

(w)                               The Company maintains disclosure controls and procedures (as such term is defined in Rule 13a-15 (e) of the Exchange Act) that comply with any applicable requirements of the Exchange Act; such disclosure controls and procedures will be effective immediately following the completion of the offering;

(x)                                 All United States federal, state and foreign income and franchise tax returns and other material tax returns of the Company required by law to be filed have been filed and such tax returns are true, complete and correct in all material respects. All taxes required to be paid by the Company, and any related or similar assessments, fines or penalties levied, which are due and payable, have been paid, except assessments against which appeals have been or will be promptly taken and as to which adequate reserves in conformity with generally accepted accounting principles have been provided. The charges, accruals and reserves on the books of the Company in respect of any income and corporation tax liability for any years not finally determined are, in conformity with generally accepted accounting principles, adequate to meet any assessments or re-assessments for additional income tax for any years not finally determined, except to the extent of any inadequacy that could not reasonably be expected to result in a Material Adverse Effect;

(y)                                 There are no statutes, regulations, documents or contracts of a character required to be described in the Registration Statement or the Pricing Prospectus or to be filed as an exhibit to the Registration Statement which are not described or filed as required;

(z)                                  The Company is not in violation of any statute or any rule, regulation, decision or order of any governmental agency or body or any court, domestic or foreign, relating to the use, production, disposal or release of hazardous or toxic substances or relating to the protection or restoration of the environment or human exposure to hazardous or toxic substances (collectively, “environmental laws”), does not own or operate any real property contaminated with any substance that is subject to any environmental laws, is not liable for any off-site disposal or contamination pursuant to any environmental laws, and is not subject to any claim relating to any environmental laws, which violation, contamination, liability or claim, individually or in the aggregate, would have a Material Adverse Effect; and the Company is not aware of any pending investigation which might reasonably be expected to lead to such a claim;

(aa)                          Each employee benefit plan, within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), that is maintained, administered or contributed to by the Company for employees or former employees of the Company and its affiliates has been maintained in compliance with its terms and the requirements of any applicable statutes, orders, rules and regulations, including but not limited to ERISA and the Internal Revenue Code of 1986, as amended (the “Code”), except to the extent that failure to so comply, individually or in the aggregate, would not have a Material Adverse Effect.  No prohibited transaction, within the meaning of Section 406 of ERISA or Section 4975 of the Code has occurred with respect to any such plan excluding transactions effected pursuant to a statutory or administrative exemption;

(bb)                          Neither the Company nor any director, officer, agent, employee or other person associated with or acting on behalf of the Company, has (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; (ii) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds, (iii) violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977, or (iv) made any bribe, unlawful rebate, payoff, influence payment, kickback or other unlawful payment.  Neither the Company nor, to the Company’s knowledge, any director, officer, agent, employee or affiliate of the Company is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”); and the Company will not directly or indirectly use the proceeds of the offering, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC;

(cc)                            There are no persons with registration rights or other similar rights to have securities registered pursuant to the Registration Statement or otherwise registered by the Company under the Securities Act, which rights have not been duly waived in writing;

(dd)                          The Company is not and, after giving effect to the offering and sale of the Shares as contemplated herein and the application of the net proceeds therefrom as described in the Pricing Disclosure Package, will not be an “investment company”, as such term is defined in the Investment Company Act of 1940, as amended (the “Investment Company Act”);

(ee)                            The Company has not distributed and, prior to the later to occur of the Closing Date (as defined in Section 4 hereof) and completion of distribution of the Shares, will not distribute any offering materials in connection with the offering and sale of the Shares, other than the Pricing Prospectus, the Prospectus and, subject to compliance with Section 6 hereof, any Issuer Free Writing Prospectus; and the Company has not taken and will not take, directly or indirectly, any action designed to cause or result in, or which constitutes or might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the sale of the Shares.  The Company has not alone engaged in any Testing-the-Waters Communication and has not authorized anyone other than the Representatives to engage in Testing-the-Waters Communications.  The Company reconfirms that the Representatives have been authorized to act on its behalf in undertaking Testing-the-Waters Communications. The Company has not distributed any written Testing-the-Waters Communications other than those listed on Schedule III hereto;

(ff)                              The statistical and market and industry-related data included in the Pricing Prospectus and the Prospectus are based on or derived from sources which the Company believes to be reliable and accurate in all material respects or represent the Company’s good faith estimates that are made on the basis of data derived from such sources, and the Company has obtained the written consent to the use of such data from sources to the extent required;

(gg)                            The audiovisual presentation made available to the public by the Company at http://www.netroadshow.com is a “bona fide electronic roadshow” for purposes of Rule 433(d)(8)(ii) of the Securities Act, and such presentation, together with the Pricing Prospectus, does not contain any untrue statement of material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except that the representations and warranties set forth in this paragraph do not apply to statements in or omissions from such presentation or Pricing Prospectus made in reliance upon and in strict conformity with information furnished to the Company in writing by any Underwriter through the Representatives expressly for use therein;

(hh)                          Any certificate signed by any officer of the Company delivered to the Underwriters or to counsel for the Underwriters shall be deemed a representation and warranty by the Company to the Underwriters as to the matters covered thereby;

(ii)                                  Solely to the extent that the Sarbanes-Oxley Act of 2002, as amended, and the rules and regulations promulgated by the Commission and the NASDAQ Global Market thereunder (the “Sarbanes-Oxley Act”) have been applicable to the Company, there is and has been no failure on the part of the Company or any of its directors or officers to comply in all material respects with any provisions of the Sarbanes-Oxley Act.  The Company has taken all necessary actions to ensure that it is in compliance with all provisions of the Sarbanes-Oxley Act that are in effect and with which the Company is required to comply, and it is actively taking reasonable steps to ensure that it will be in compliance with other provisions of the Sarbanes-Oxley Act not currently in effect or which the Company is not required to comply with, that are reasonably expected to be applicable to the Company after the effectiveness of the Registration Statement;

(jj)                                To the Company’s knowledge, there are no affiliations or associations between any member of FINRA and any of the Company’s officers, directors or 5% or greater securityholders;

(kk)                          The Shares have been approved for listing subject to notice of issuance on the NASDAQ Global Market;

(ll)                                  There are no relationships or related-party transactions involving the Company or any other person required to be described in the Prospectus which have not been described as required;

(mm)                  Except as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus, and except as would not, individually or in the aggregate, have or may reasonably be expected to have a Material Adverse Effect: (i)  the Company has not received any notice of adverse filing, warning letter, untitled letter or other correspondence or notice from the U.S. Food and Drug Administration, or any other court or arbitrator or federal, state, local or foreign governmental or regulatory authority, alleging or asserting noncompliance with the Federal Food, Drug and Cosmetic Act (21 U.S.C. § 301 et seq.) (the “FFDCA”), or similar law; (ii) the Company is and has been in compliance with applicable health care laws, including without limitation, the FFDCA, and the federal Anti-Kickback Statute (42 U.S.C. § 1320a-7b(b)), and the regulations promulgated pursuant to such laws, and comparable state laws, and all other local, state, federal, national, supranational and foreign laws, manual provisions, policies and administrative guidance relating to the regulation of the Company (collectively, “Health Care Laws”); (iii) the Company possesses all licenses, certificates, approvals, clearances, authorizations, permits and supplements or amendments thereto required by any such Health Care Laws and/or to carry on its businesses as now or proposed to be conducted (“Authorizations”) and such Authorizations are valid and in full force and effect and the Company is not in violation of any term of any such Authorizations; (iv)  the Company has not received notice of any ongoing claim, action, suit, proceeding, hearing, enforcement, investigation, arbitration or other action from any U.S. or non-U.S. federal, state, local or other governmental or regulatory authority, governmental or regulatory agency or body, court, arbitrator or self-regulatory organization (each, a “Governmental Authority”) or third party alleging that any product operation or activity is in violation of any Health Care Laws or Authorizations or has any knowledge that any such Governmental Authority or third party is considering any such claim, litigation, arbitration, action, suit, investigation or proceeding; (v)  the Company has not received notice that any Governmental Authority has taken, is taking or intends to take action to limit, suspend, modify or revoke any Authorizations or has any knowledge that any such Governmental Authority is considering such action; (vi) the Company has filed, obtained, maintained or submitted all reports, documents, forms, notices, applications, records, claims, submissions and supplements or amendments as required by any Health Care Laws or Authorizations and that all such reports, documents, forms, notices, applications, records, claims, submissions and supplements or amendments were complete, correct and not misleading on the date filed (or were corrected or supplemented by a subsequent submission); and (vii)  the Company has not, either voluntarily or involuntarily, initiated, conducted, or issued or caused to be initiated, conducted or issued, any recall, market withdrawal or replacement, safety alert, post sale warning, “dear doctor” letter, or other notice or action relating to the alleged lack of safety or efficacy of any product or any alleged product defect or violation and, to the Company’s knowledge, no third party has initiated or conducted any such notice or action;

(nn)                          To the knowledge of the Company, the research, studies and tests conducted by or on behalf of the Company have been and, if still pending, are being conducted with reasonable care and in all material respects in accordance with experimental protocols, procedures and controls pursuant to all Health Care Laws and Authorizations; the descriptions of the results of such research, studies and tests contained in the Registration Statement, the Pricing Disclosure Package and the Prospectus are accurate and complete in all material respects and fairly present the data derived from such research, studies, and tests; except to the extent disclosed in the Registration Statement, the Pricing Disclosure Package and the Prospectus, the Company is not aware of any research, studies or tests, the results of which the Company believes reasonably call into question the research, study or test results described or referred to in the Registration Statement, the Pricing Disclosure Package and the Prospectus when viewed in the context in which such results are described; and neither the Company nor any of the Subsidiaries has received any notices or correspondence from any Governmental Authority requiring the termination, suspension or material modification of any research, study or test conducted by or on behalf of the Company. To the knowledge of the Company, there have been no adverse episodes or complications resulting from any research, study or test conducted by or on behalf of the Company;

(oo)                          The Company (i) does not have any material lending or other relationship with any Underwriter or lending affiliate of any Underwriter and (ii) does not intend to use any of the proceeds from the sale of the Shares to repay any outstanding debt owed to any affiliate of the Underwriter; and

(pp)                          The Company has not sold, issued or distributed any shares of Common Stock during the six month period preceding the date hereof, including any sales pursuant to Rule 144A, Regulation D or Regulation S under the Securities Act, other than shares issued pursuant to employee benefit plans, qualified stock option plans or other employee compensation plans or pursuant to outstanding options, rights or warrants.

2.                                      Subject to the terms and conditions herein set forth, (a) the Company agrees to sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company, at a purchase price per share of $[          ] (the “Purchase Price”), the number of Firm Shares (to be adjusted by you so as to eliminate fractional shares) determined by multiplying the aggregate number of Firm Shares to be sold by the Company hereunder by a fraction, the numerator of which is the aggregate number of Firm Shares to be purchased by such Underwriter as set forth opposite the name of such Underwriter in Schedule I hereto and the denominator of which is the aggregate number of Firm Shares to be purchased by all of the Underwriters from the Company hereunder and (b) in the event and to the extent that the Underwriters shall exercise the election to purchase Option Shares as provided below, the Company agrees to sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company, at the Purchase Price, the number of Option Shares (to be adjusted by you so as to eliminate fractional shares) determined by multiplying the number of Option Shares as to which such election shall have been exercised by the fraction set forth in clause (a) above.

The Company hereby grants to the Underwriters the right to purchase at their election up to [                  ] Option Shares, at the Purchase Price, for the sole purpose of covering over-allotments in connection with the sale of the Firm Shares.  The Underwriters may exercise their option to acquire Option Shares in whole or in part from time to time only by written notice from the Representatives to the Company, given within a period of 30 calendar days after the date of this Agreement and setting forth the aggregate number of Option Shares to be purchased and the date on which such Option Shares are to be delivered, as determined by the Representatives but in no event earlier than the Closing Date or, unless the Representatives and the Company otherwise agree in writing, earlier than two or later than ten business days after the date of such notice.

3.                                      It is understood that the several Underwriters propose to offer the Firm Shares for sale to the public upon the terms and conditions set forth in the Prospectus.

4.                                      The Company will deliver the Firm Shares to the Representatives through the facilities of the Depository Trust Company (“DTC”) for the accounts of the Underwriters, against payment of the purchase price therefor in Federal (same day) funds by wire transfer to the account specified by the Company at the office of Goodwin Procter LLP, The New York Times Building, 620 Eighth Avenue, New York, New York 10018, at 10:00 a.m., New York time, on [                  ], 2015, or at such other time not later than seven full business days thereafter as the Representatives and the Company determine, such time being herein referred to as the “Closing Date”.  For purposes of Rule 15c6-1 under the Exchange Act, the Closing Date (if later than the otherwise applicable settlement date) shall be the settlement date for payment of funds and delivery of securities for all the Firm Shares.

Each time for the delivery of and payment for the Option Shares, being herein referred to as an “Option Closing Date”, which may be the Closing Date, shall be determined by the Representatives as provided above.  The Company will deliver the Option Shares being purchased on each Option Closing Date to the Representatives through the facilities of DTC for the accounts of the Underwriters, against payment of the purchase price therefor in Federal

(same day) funds by wire transfer to the account specified by the Company at the above office of Goodwin Procter LLP, at 10:00 a.m., New York time on the applicable Option Closing Date.

5.                                      The Company covenants and agrees with each of the Underwriters as follows:

(a)                                 The Company, subject to Section 5(b), will comply with the requirements of Rule 430A under the Securities Act, and will notify the Representatives promptly (and in any event within 24 hours), and confirm the notice in writing (which may occur by email), (i) when any post-effective amendment to the Registration Statement shall become effective, or any supplement to the Prospectus or any amended prospectus shall have been filed, to furnish the Representatives with copies thereof, and to file promptly all material required to be filed by the Company with the Commission pursuant to Rule 433(d) under the Securities Act, (ii) of the receipt of any comments from the Commission relating to the Registration Statement, (iii) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or for additional information, (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of any order preventing or suspending the use of any Preliminary Prospectus, or of the suspension of the qualification of the Shares for offering or sale in any jurisdiction, or of the initiation or threatening of any proceedings for any of such purposes; and (v) if the Company ceases to be an Emerging Growth Company at any time prior to the later of (A) completion of the distribution of the Shares within the meaning of the Securities Act and (B) completion of the 180-day restricted period referred to in Section 5(j) hereof.  The Company will promptly effect the filings necessary pursuant to Rule 424(b) under the Securities Act and will take such steps as it deems necessary to ascertain promptly whether the form of prospectus transmitted for filing under Rule 424(b) was received for filing by the Commission and, in the event that it was not, it will promptly file such prospectus.  The Company will make every reasonable effort to prevent the issuance of any stop order and, if any stop order is issued, to obtain the lifting thereof as soon as possible.

(b)                                 The Company will give the Representatives notice of its intention to file or prepare any amendment to the Registration Statement (including any filing under Rule 462(b) under the Securities Act), or any amendment, supplement or revision to the Prospectus, or any Issuer Free Writing Prospectus, will furnish the Representatives with copies of any such documents a reasonable amount of time prior to such proposed filing or use, as the case may be, and will not file or use any such document to which the Representatives or counsel for the Underwriters shall reasonably object.

(c)                                  The Company will use its reasonable best efforts to qualify the Shares for offering and sale under the securities laws of such jurisdictions as you may reasonably request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Shares, provided that nothing in this Section 5(c) shall require the Company to (i) qualify as a foreign corporation in any jurisdiction in which it is not already so qualified, (ii) file a general consent to service of process in any jurisdiction or (iii) subject itself to taxation in any jurisdiction if it is not otherwise so subject.

(d)                                 The Company has furnished or will deliver to the Representatives, without charge, three signed copies of the Registration Statement as originally filed, any Rule 462(b)

Registration Statement and of each amendment to each (including exhibits filed therewith) and signed copies of all consents and certificates of experts, and will also, upon your request, deliver to the Representatives, without charge, a conformed copy of the Registration Statement as originally filed and of each amendment thereto (without exhibits) for each of the Underwriters.  The copies of the Registration Statement and each amendment thereto furnished to the Underwriters will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

(e)                                  The Company has delivered to each Underwriter, without charge, as many written and electronic copies of the Pricing Prospectus as such Underwriter reasonably requested, and the Company hereby consents to the use of such copies for purposes permitted by the Securities Act.  The Company will furnish to each Underwriter, without charge, prior to 5:00 p.m., New York time, on the second business day next succeeding the date of this Agreement and from time to time thereafter during the period when the Prospectus is required to be delivered in connection with sales of the Shares under the Securities Act or the Exchange Act or in lieu thereof, the notice referred to in Rule 173(a) under the Securities Act, such number of written and electronic copies of the Prospectus (as amended or supplemented) as such Underwriter may reasonably request.  The Prospectus and any amendments or supplements thereto furnished to the Underwriters will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

(f)                                   The Company will comply with the Securities Act and the Rules and Regulations so as to permit the completion of the distribution of the Shares as contemplated in this Agreement and in the Prospectus.  If at any time when, in the opinion of counsel for the Underwriters, a prospectus is required to be delivered in connection with sales of the Shares under the Securities Act or the Exchange Act (or in lieu thereof, the notice referred to in Rule 173(a) under the Securities Act), any event shall occur or condition shall exist as a result of which it is necessary, in the opinion of counsel for the Underwriters or for the Company, to amend the Registration Statement or amend or supplement the Prospectus in order that the Prospectus will not include any untrue statements of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in the light of the circumstances existing at the time it (or in lieu thereof, the notice referred to in Rule 173(a) under the Securities Act) is delivered to a purchaser, or if it shall be necessary, in the opinion of either such counsel, at any such time to amend the Registration Statement or amend or supplement the Prospectus in order to comply with the requirements of the Securities Act or the Rules and Regulations, the Company will promptly prepare and file with the Commission, subject to Section 5(b), such amendment or supplement as may be necessary to correct such statement or omission or to make the Registration Statement or the Prospectus comply with such requirements, and the Company will furnish to the Underwriters such number of written and electronic copies of such amendment or supplement as the Underwriters may reasonably request.  The Company will provide the Representatives with notice of the occurrence of any event during the period specified above that may give rise to the need to amend or supplement the Registration Statement or the Prospectus as provided in the preceding sentence promptly after the occurrence of such event.  If at any time following the distribution of any written Testing-the-Waters Communication there occurred or occurs an event or development as a result of which such written Testing-the-Waters Communications included or would include an untrue statement of a material fact or omitted or would omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances existing at that subsequent time, not misleading, the Company will promptly notify (and in any event within 24 hours) the Representatives and will promptly amend or supplement, at its own expense, such written Testing-the-Waters Communication to eliminate or correct such untrue statement or omission.

(g)                                  The Company will make generally available (within the meaning of Section 11(a) of the Securities Act) to its security holders and to the Representatives as soon as practicable, but not later than 45 days after the end of its fiscal quarter in which the first anniversary date of the effective date of the Registration Statement occurs, an earnings statement (in form complying with the provisions of Rule 158 under the Securities Act) covering a period of at least twelve consecutive months beginning after the effective date of the Registration Statement.

(h)                                 The Company will use the net proceeds received by it from the sale of the Shares in the manner specified in the Pricing Prospectus under the heading “Use of Proceeds”.

(i)                                     In connection with the Directed Share Program, the Company will ensure that the Directed Shares will be restricted to the extent required by FINRA or its rules from sale, transfer, assignment, pledge or hypothecation for a period of three months following the date of the effectiveness of the Registration Statement.  The Representatives will notify the Company as to which Participants will need to be so restricted.  The Company will direct the transfer agent to place stop transfer restrictions upon such securities for such period of time.

(j)                                    The Company will use its best efforts to effect, and use its reasonable best efforts to maintain, the listing for quotation of the Common Stock (including the Shares) on the NASDAQ Global Market.

(k)                                 During a period of 180 days from the date of the Prospectus, the Company will not, without the prior written consent of each of the Representatives, (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend or otherwise transfer or dispose of, directly or indirectly, any Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock or (ii) enter into any swap or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of Common Stock, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise, other than (1) the Shares to be sold hereunder, (2) the issuance of equity based awards granted pursuant to the Company’s benefit plans existing on the date hereof that are referred to in the Prospectus, as such plans may be amended (the “Company Incentive Plans”), (3) the issuance of shares of Common Stock upon the exercise of any such equity based awards, (4) any shares of stock of the Company issued upon the conversion of securities outstanding on the date of this Agreement and described in the Pricing Disclosure Package, (5) the filing of a registration statement on Form S-8 relating to the shares of Common Stock granted pursuant to the Company Incentive Plans, (6) shares of Common Stock, or any securities convertible into, or exercisable, or exchangeable for, shares of Common Stock, to be issued as payment of any accrued dividends described in the Pricing Disclosure Package and (7) shares of Common Stock, or any securities convertible into, or exercisable, or exchangeable for, shares of Common Stock, to be issued in connection with a collaboration or strategic transaction described in the Pricing Disclosure Package; provided, that, in the case of clause (7), as long as (x) the aggregate number of shares of Common Stock issued or issuable does not exceed 5% of the number of shares of Common Stock outstanding immediately after the issuance and sale of the Shares and (y) recipients of such Common Stock execute a “lock-up” agreement described in Section 8(m) hereof.

(l)                                     If the Representatives, in their sole discretion, agree to release or waive the restrictions set forth in a “lock-up” agreement described in Section 8(m) hereof for an officer or director of the Company and provides the Company with notice of the impending release or waiver at least three business days before the effective date of the release or waiver, the Company agrees to announce the impending release or waiver by a press release substantially in the form of Exhibit D hereto through a major news service at least two business days before the effective date of the release or waiver.  For avoidance of doubt, no release or waiver of the restrictions set forth in a “lock-up” agreement described in Section 8(m) shall be made other than pursuant to the express written consent of the Representatives.

(m)                             The Company will enforce all existing agreements between the Company and any of its stockholders, optionholders or warrantholders that restrict the sale, transfer, assignment, pledge or hypothecation of any of the Company’s securities in connection with the Company’s initial public offering until the expiration of the 180-day restricted period referred to in Section 5(j); the Company will direct the transfer agent to place stop transfer restrictions upon any such securities of the Company that are bound by such existing “lock-up,” “market stand-off,” “holdback” or similar provisions of such agreements for the duration of the 180-day restricted period referred to in Section 5(j); and the Company will not release or otherwise grant any waiver of such provisions in such agreements during the restricted period without the prior written consent of the Representatives, on behalf of the Underwriters.

(n)                                 The Company, during the period when the Prospectus is required to be delivered in connection with sales of the Shares under the Securities Act or the Exchange Act (or in lieu thereof, the notice referred to in Rule 173(a) under the Securities Act), will file all documents and reports required to be filed with the Commission and the NASDAQ Global Market pursuant to the Exchange Act within the time periods required by the Exchange Act or the NASDAQ Global Market and the rules and regulations of the Commission thereunder.

(o)                                 The Company shall report the use of proceeds from the issuance of the Shares as may be required pursuant to Rule 463 under the Securities Act.

(p)                                 During a period of three years from the effective date of the Registration Statement, the Company will furnish to you copies of all reports or other communications (financial or other) furnished to stockholders generally, and to deliver to you as soon as practicably after they are available, copies of any reports and financial statements furnished to or filed with the Commission or any national securities exchange on which any class of securities of the Company is listed; provided that the Company will be deemed to have furnished such reports and financial statements to the extent they are filed on EDGAR.

(q)                                 If the Company elects to rely upon Rule 462(b) under the Securities Act, the Company will file a Rule 462(b) Registration Statement with the Commission in compliance with Rule 462(b) by 10:00 p.m., Washington, D.C. time, on the date of this Agreement, and at the time of filing either to pay to the Commission the filing fee for the Rule 462(b) Registration Statement or to give irrevocable instructions for the payment of such fee pursuant to Rule 111(b) under the Securities Act.

(r)                                    The Company will promptly notify the Representatives if the Company ceases to be an “emerging growth company” at any time prior to the later of (i) completion of the distribution of the Shares within the meaning of the Securities Act and (ii) completion of the 180-day restricted period referred to in Section 5(j).

(s)                                   If so requested by the Representatives, the Company shall cause to be prepared and delivered, at its expense, within one business day from the effective date of this Agreement, to the Representatives an “electronic Prospectus” to be used by the Underwriters in connection with the offering and sale of the Shares. As used herein, the term “electronic Prospectus” means a form of the most recent Preliminary Prospectus, any Issuer Free Writing Prospectus or the Prospectus, and any amendment or supplement thereto, that meets each of the following conditions:  (i) it shall be encoded in an electronic format, satisfactory to the Representatives, that may be transmitted electronically by the Representatives and the other Underwriters to offerees and purchasers of the Shares, (ii) it shall disclose the same information as such paper Preliminary Prospectus, Issuer Free Writing Prospectus or the Prospectus, as the case may be; and (iii) it shall be in or convertible into a paper format or an electronic format, satisfactory to the Representatives, that will allow investors to store and have continuously ready access to such Preliminary Prospectus, Issuer Free Writing Prospectus or the Prospectus at any future time, without charge to investors (other than any fee charged for subscription to the Internet generally).  The Company hereby confirms that, if so requested by the Representatives, it has included or will include in the Prospectus filed with the Commission an undertaking that, upon receipt of a request by an investor or his or her representative, the Company shall transmit or cause to be transmitted promptly, without charge, a paper copy of such paper Preliminary Prospectus, Issuer Free Writing Prospectus or the Prospectus to such investor or representative.

(t)                                    The Company shall engage and maintain, at its expense, a registrar and transfer agent for the Shares.

6.                                      (a)                                 The Company represents and agrees that, without the prior consent of the Representatives, it has not made and will not make any offer relating to the Shares that would constitute a “free writing prospectus” as defined in Rule 405 under the Securities Act; each Underwriter represents and agrees that, without the prior consent of the Company and the Representatives, it has not made and will not make any offer relating to the Shares that would constitute a free writing prospectus; any such free writing prospectus the use of which has been consented to by the Company and the Representatives is listed on Schedule II hereto.

(b)                                 The Company has complied and will comply with the requirements of Rule 433 under the Securities Act applicable to any Issuer Free Writing Prospectus, including timely filing with the Commission or retention where required and legending; the Company represents that it has satisfied and agrees that it will satisfy the conditions under Rule 433 under the Securities Act to avoid a requirement to file with the Commission any electronic road show.

(c)                                  The Company agrees that if at any time following issuance of an Issuer Free Writing Prospectus any event occurred or occurs as a result of which such Issuer Free Writing Prospectus would conflict with the information in the Registration Statement, the Pricing Prospectus or the Prospectus or, when considered together with the information in the Pricing Prospectus and other Issuer Free Writing Prospectuses, would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances then prevailing, not misleading, the Company will give prompt notice thereof to the Representatives and, if requested by the Representatives, will prepare and furnish without charge to each Underwriter an Issuer Free Writing Prospectus or other document which will correct such conflict, statement or omission; provided, however, that this covenant shall not apply to any statements or omissions in an Issuer Free Writing Prospectus made in reliance upon and in strict conformity with information furnished in writing to the Company by an Underwriter through the Representatives expressly for use therein.

7.                                      The Company covenants and agrees with the several Underwriters that, whether or not the transactions contemplated by this Agreement are consummated, the Company will pay or cause to be paid all expenses incident to the performance of its obligations under this Agreement, including (i) the fees, disbursements and expenses of the Company’s counsel, accountants and other advisors; (ii) filing fees and all other expenses in connection with the preparation, printing and filing of the Registration Statement, each Preliminary Prospectus, any Issuer Free Writing Prospectus and the Prospectus and amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriters and dealers; (iii) the cost of printing or producing this Agreement, closing documents (including any compilations thereof) and such other documents as may be required in connection with the offering, purchase, sale and delivery of the Shares; (iv) all expenses in connection with the qualification of the Shares for offering and sale under state securities laws as provided in Section 5(c), including filing fees and the reasonable fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky survey (not to exceed $15,000); (v) all fees and expenses in connection with listing the Common Stock (including the Shares) on the NASDAQ Global Market; (vi) the filing fees incident to, and the reasonable fees and disbursements of counsel for the Underwriters (not to exceed $20,000) in connection with, securing any required review by FINRA of the terms of the sale of the Shares; (vii) all fees and expenses in connection with the preparation, issuance and delivery of the certificates representing the Shares to the Underwriters, including any stock or other transfer taxes and any stamp or other duties payable upon the sale, issuance or delivery of the Shares to the Underwriters; (viii) the cost and charges of any transfer agent or registrar; (ix) the transportation and other expenses incurred by the Company in connection with presentations to prospective purchasers of Shares (provided, however, that the Underwriters and the Company shall each pay 50% of the cost of any aircraft chartered in connection with the road show); (x) all fees and expenses of the Underwriters in connection with matters relating to the Directed Shares, including reasonable fees and disbursements of counsel for the Underwriters; (xi) all costs and expenses incurred by the Underwriters in connection with the printing (or reproduction) and delivery (including postage, air freight charges and charges for counting and packaging) of copies of information or materials relating to the Directed Shares; (xii) all stamp duties, similar taxes or duties or other taxes, if any, incurred by the Underwriters in connection with the Directed Shares; and (xiii) all other costs and expenses of the Company incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this Section 7.  It is understood that, subject to this Section 7 and Section 12, the Underwriters will pay all of their costs and expenses associated with the transactions contemplated hereunder, including all fees and disbursements of their counsel.

8.                                      The several obligations of the Underwriters hereunder to purchase the Shares on the Closing Date or each Option Closing Date, as the case may be, are subject to the performance by the Company of its obligations hereunder and to the following additional conditions:

(a)                                 The Registration Statement shall have become effective. The Prospectus shall have been filed with the Commission pursuant to Rule 424(b) under the Securities Act within the applicable time period prescribed for such filing by the Rules and Regulations and in accordance with Section 5(a); all material required to be filed by the Company pursuant to Rule 433(d) under the Securities Act shall have been filed with the Commission within the applicable time period prescribed for such filing by Rule 433 under the Securities Act; if the Company has elected to rely upon Rule 462(b) under the Securities Act, the Rule 462(b) Registration Statement shall have become effective by 10:00 p.m., Washington, D.C. time, on the date of this Agreement; no stop order suspending the effectiveness of the Registration Statement or any part thereof or the Prospectus or any part thereof or any Issuer Free Writing Prospectus shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission or any state securities commission; and all requests for additional information on the part of the Commission shall have been complied with to your reasonable satisfaction.

(b)                                 The representations and warranties of the Company contained herein are true and correct on and as of the Closing Date or the Option Closing Date, as the case may be, as if made on and as of the Closing Date or the Option Closing Date, as the case may be, and the Company shall have complied with all agreements and all conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date or the Option Closing Date, as the case may be.

(c)                                  Subsequent to the execution and delivery of this Agreement and prior to the Closing Date or the Option Closing Date, as the case may be, there shall not have occurred any downgrading, nor shall any notice have been given of (i) any downgrading, (ii) any intended or potential downgrading or (iii) any review or possible change that does not indicate an improvement, in the rating accorded any securities of or guaranteed by the Company by any “nationally recognized statistical rating organization”, as such term is defined for purposes of Rule 436(g)(2) under the Securities Act.

(d)                                 (i) The Company shall not have sustained since the date of the latest audited financial statements included in the Pricing Disclosure Package any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Pricing Disclosure Package, and (ii) since the respective dates as of which information is given in the Registration Statement and the

Prospectus and except as described in the Registration Statement and the Prospectus, (1) there shall not have been any change in the capital stock (other than the issuance of shares of Common Stock upon the exercise or conversion of securities described as outstanding in, or the grant options, restricted stock or other equity-based awards under Company’s existing equity incentive plans described in, the Pricing Disclosure Package) or long-term debt of the Company or (2) there shall not have been any material adverse change, or any development that would reasonably be expected to result in a prospective material adverse change, in or affecting the general affairs, business, prospects, management, financial position, stockholders’ equity or results of operations of the Company, the effect of which, in any such case described in clause (i) or (ii), is in the judgment of the Representatives so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares being delivered at such Closing Date or Option Closing Date, as the case may be, on the terms and in the manner contemplated in the Pricing Prospectus.

(e)           the Representatives shall have received on and as of the Closing Date or the Option Closing Date, as the case may be, a certificate of two executive officers of the Company, at least one of whom has specific knowledge about the Company’s financial matters, satisfactory to the Representatives, in their capacities as such, to the effect (1) set forth in Sections 8(b) (with respect to the respective representations, warranties, agreements and conditions of the Company) and 8(c), (2) that none of the situations set forth in clause (i) or (ii) of Section 8(c) shall have occurred and (3) that no stop order suspending the effectiveness of the Registration Statement has been issued and to the knowledge of the Company, no proceedings for that purpose have been instituted or are pending or contemplated by the Commission.

(f)            On the Closing Date or Option Closing Date, as the case may be, Morgan, Lewis & Bockius LLP, counsel for the Company, shall have furnished to the Representatives their favorable written opinion and negative assurance letter, dated the Closing Date or the Option Closing Date, as the case may be, in form and substance satisfactory to counsel for the Underwriters and set forth on Exhibit A attached hereto.

(g)           On the Closing Date or Option Closing Date, as the case may be, Choate Hall & Stewart LLP, intellectual property counsel for the Company, shall have furnished to the Representatives its favorable written opinion (including a negative assurance statement), dated the Closing Date or the Option Closing Date, as the case may be, in form and substance satisfactory to counsel for the Underwriters and set forth on Exhibit B attached hereto.

(h)           On the effective date of the Registration Statement and, if applicable, the effective date of the most recently filed post-effective amendment to the Registration Statement, McGladrey LLP shall have furnished to the Representatives a letter, dated the date of delivery thereof, in form and substance satisfactory to the Representatives, containing statements and information of the type customarily included in accountants’ “comfort letters” to underwriters with respect to the financial statements and certain financial information contained in the Registration Statement and the Prospectus.

(i)            On the Closing Date or Option Closing Date, as the case may be, the Representatives shall have received from McGladrey LLP a letter, dated the Closing Date or such Option Closing Date, as the case may be, to the effect that they reaffirm the statements made in the letter or letters furnished pursuant to Section 8(h), except that the specified date referred to shall be a date not more than three business days prior to the Closing Date or such Option Closing Date, as the case may be.

(j)            On the Closing Date or Option Closing Date, as the case may be, Goodwin Procter LLP, counsel for the Underwriters, shall have furnished to the Representatives their favorable opinion dated the Closing Date or the Option Closing Date, as the case may be, with respect to the due authorization and valid issuance of the Shares, the Registration Statement, the Prospectus and other related matters as the Representatives may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters.

(k)           The Shares to be delivered on the Closing Date or Option Closing Date, as the case may be, shall have been approved for listing on the NASDAQ Global Market, subject to official notice of issuance.

(l)            FINRA shall have confirmed that it has not raised any unresolved objection with respect to the fairness and reasonableness of the underwriting terms and conditions.

(m)          The Representatives shall have received “lock-up” agreements, each substantially in the form of Exhibit C hereto, from all officers and directors of the Company, and stockholders that, together with the officers and directors, hold substantially all of the Company’s Common Stock outstanding immediately prior to the offering of the Shares, and such agreements shall be in full force and effect on the Closing Date or Option Closing Date, as the case may be.

(n)           On or prior to the Closing Date or Option Closing Date, as the case may be, the Company shall have furnished to the Representatives such further information, certificates and documents as the Representatives shall reasonably request.

(o)           On or after the Applicable Time there shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on the NASDAQ Stock Market; (ii) a suspension or material limitation in trading in the Company’s securities on the NASDAQ Global Market; (iii) a general moratorium on commercial banking activities declared by any of Federal or New York State authorities or a material disruption in commercial banking or securities settlement or clearance services in the United States; (iv) the outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war or (v) the occurrence of any other calamity or crisis or any change in financial, political or economic conditions in the United States or elsewhere, if the effect of any such event specified in clause (iv) or (v) in the judgment of the Representatives makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares being delivered at such Closing Date or Option Closing Date, as the case may be, on the terms and in the manner contemplated in the Prospectus.

The certificates mentioned in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in all material respects reasonably satisfactory to the Representatives and to Goodwin Procter LLP, counsel for the Underwriters.

If any condition specified in this Section 8 shall not have been fulfilled when and as required to be fulfilled, this Agreement may be terminated, subject to the provisions of Section 12, by the Representatives by notice to the Company at any time at or prior to the Closing Date or Option Closing Date, as the case may be, and such termination shall be without liability of any party to any other party, except as provided in Section 12.

9.             (a)           The Company agrees to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act against any and all losses, liabilities, claims, damages and expenses whatsoever as incurred (including without limitation, reasonable attorneys’ fees and any and all reasonable expenses whatsoever incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever, and any and all amounts paid in settlement of any claim or litigation), joint or several, to which they or any of them may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, liabilities, claims, damages or expenses (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, or any post-effective amendment thereof, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or (ii) any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Pricing Disclosure Package or the Prospectus, or in any supplement thereto or amendment thereof, any Issuer Free Writing Prospectus, any written Testing-the-Waters Communication, any “issuer information” filed or required to be filed pursuant to Rule 433(d) under the Securities Act or any prospectus wrapper material distributed in connection with the reservation and sale of Directed Shares to the Participants, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the Company will not be liable in any such case to the extent that any such loss, liability, claim, damage or expense arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made in the Initial Registration Statement, as originally filed or any amendment thereof, the Registration Statement, or any post-effective amendment thereof, any Preliminary Prospectus, the Pricing Disclosure Package or the Prospectus, or in any supplement thereto or amendment thereof, any Issuer Free Writing Prospectus, or any written Testing-the-Waters Communication in reliance upon and in strict conformity with written information furnished to the Company by or on behalf of any Underwriter through the Representatives expressly for use therein, it being understood and agreed that the only such information furnished by any Underwriter is the information described as such in Section 9(b) below.

(b)           Each Underwriter severally, and not jointly, agrees to indemnify and hold harmless the Company, each of the directors of the Company, each of the officers of the Company who shall have signed the Registration Statement, and each other person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act, against any losses, liabilities, claims, damages and expenses whatsoever as incurred (including without limitation, reasonable attorneys’ fees and any and all reasonable expenses whatsoever incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever, and any and all amounts paid in settlement of any claim or litigation), joint or several, to which they or any of them may become subject under the Act, the Exchange Act or otherwise, insofar as such losses, liabilities, claims, damages or expenses (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, or any post-effective amendment thereof, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or (ii) any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Pricing Disclosure Package or the Prospectus, or in any supplement thereto or amendment thereof, any Issuer Free Writing Prospectus, any written Testing-the-Waters Communication, or any “issuer information” filed or required to be filed pursuant to Rule 433(d) under the Securities Act, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, in each case to the extent, but only to the extent, that any such loss, liability, claim, damage or expense arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in strict conformity with written information furnished to the Company by or on behalf of such Underwriter through the Representatives expressly for use therein, it being understood and agreed that the only such information furnished by or on behalf of any Underwriter consists of the first paragraph under the heading “Commissions and Discounts,” the first sentence of the first paragraph under the heading “Short Sales, Stabilizing Transactions, and Penalty Bids” and the paragraph under the heading “Discretionary Sales” under the caption “Underwriting” in the Prospectus.

(c)           Promptly after receipt by an indemnified party under Section 9(a) or 9(b) of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such Section, notify each party against whom indemnification is to be sought in writing of the commencement thereof (but the failure so to notify an indemnifying party shall not relieve it from any liability which it may have under this Section 9).  In case any such action is brought against any indemnified party, and it notifies an indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein, and jointly with any other indemnifying party similarly notified, to the extent it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnified party).  Notwithstanding the foregoing, the indemnified party or parties shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such indemnified party or parties unless (i) the employment of such counsel shall have been authorized in writing by one of the indemnifying parties in connection with the defense of such action, (ii) the indemnifying parties shall not have employed counsel to have charge of the defense of such action within a reasonable time after notice of commencement of the action, or (iii) such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them which are different from or additional to those available to one or all of the indemnifying parties (in which case the indemnifying parties shall not have the right to direct the defense of such action on behalf of the indemnified party or parties), in any of which events such fees and expenses shall be borne by the indemnifying parties.  In no event shall the indemnifying parties be liable for fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, which counsel, in the event of indemnified parties under Section 9(a), shall be selected by the Representatives.  No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party.

(d)           If the indemnification provided for in this Section 9 is unavailable to or insufficient to hold harmless an indemnified party under Section 9(a), 9(b) or 9(e) in respect of any losses, liabilities, claims, damages or expenses (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, liabilities, claims, damages or expenses (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other from the offering of the Shares.  If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages or expenses (or actions in respect thereof), as well as any other relevant equitable considerations.  The relative benefits received by the Company on the one hand and the Underwriters on the other from the offering of the Shares shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus.  The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or the Underwriters on the other and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

The Company and the Underwriters agree that it would not be just and equitable if contributions pursuant to this Section 9(d) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section

9(d).  The amount paid or payable by an indemnified party as a result of the losses, liabilities, claims, damages or expenses (or actions in respect thereof) referred to above in this Section 9(d) shall be deemed to include any documented legal fees or other out-of-pocket expenses, in each case, reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim.  Notwithstanding the provisions of this Section 9(d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.

No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.  The Underwriters’ obligations in this Section 9(d) to contribute are several in proportion to their respective underwriting obligations and not joint.

(e)           In connection with the offer and sale of the Directed Shares, the Company agrees to indemnify and hold harmless Stifel, the directors, officers, employees and agents of Stifel and each person, who controls Stifel within the meaning of either the Securities Act or the Exchange Act (the “Stifel Entities”) against any losses, claims, damages, liabilities or expenses (including without limitation, reasonable attorneys’ fees and any and all reasonable expenses whatsoever incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever, and any and all amounts paid in settlement of any claim or litigation), to which it may become subject, under the Securities Act or otherwise, insofar as such losses, claim, damages, liabilities or expenses (or actions in respect thereof) (i) arise out of any untrue statement or alleged untrue statement of a material fact contained in any prospectus wrapper or other material prepared by or with the consent of the Company for distribution to Participants in connection with the offering of the Directed Shares or arise out of or are based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; (ii) are caused by the failure of any Participant to pay for and accept delivery of Directed Shares which have been properly confirmed for purchase by any Participant by the end of the first business day after the date of this Agreement; or (iii) are related to, or arise out of or in connection with, the offering of the Directed Shares.  The indemnify agreement set forth in this paragraph shall be in addition to any liabilities that the Company may otherwise have.

(f)            The obligations of the parties to this Agreements contained in this Section 9 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

10.          If any Underwriter or Underwriters default in its or their obligations to purchase Shares hereunder on the Closing Date or any Option Closing Date and the aggregate number of Shares that such defaulting Underwriter or Underwriters agreed but failed to purchase does not exceed 10% of the total number of Shares that the Underwriters are obligated to purchase on such Closing Date or Option Closing Date, as the case may be, the Representatives may make arrangements satisfactory to the Company for the purchase of such Shares by other persons, including any of the Underwriters, but if no such arrangements are made by such Closing Date or

Option Closing Date, as the case may be, the non-defaulting Underwriters shall be obligated severally, in proportion to their respective commitments hereunder, to purchase the Shares that such defaulting Underwriters agreed but failed to purchase on such Closing Date or Option Closing Date, as the case may be.  If any Underwriter or Underwriters so default and the aggregate number of Shares with respect to which such default or defaults occur exceeds 10% of the total number of Shares that the Underwriters are obligated to purchase on such Closing Date or Option Closing Date, as the case may be, and arrangements satisfactory to the Representatives and the Company for the purchase of such Shares by other persons are not made within 36 hours after such default, this Agreement will terminate, subject to the provisions of Section 12, without liability on the part of any non-defaulting Underwriter or the Company, except as provided in Section 12.  Nothing herein will relieve a defaulting Underwriter from liability for its default.

In the event of any such default which does not result in a termination of this Agreement, either the Representatives or the Company shall have the right to postpone the Closing Date or the relevant Option Closing Date, as the case may be, for a period not exceeding seven days in order to effect any required changes in the Registration Statement or Prospectus or in any other documents or arrangements.  As used in this Agreement, the term “Underwriter” includes any person substituted for an Underwriter under this Section 10.

11.          Notwithstanding anything herein contained, this Agreement (or the obligations of the several Underwriters with respect to any Option Shares which have yet to be purchased) may be terminated, subject to the provisions of Section 12, in the absolute discretion of the Representatives, by notice given to the Company, if after the execution and delivery of this Agreement and prior to the Closing Date or the Option Closing Date, as the case may be, (a) trading generally on the NYSE MKT, the New York Stock Exchange or on the NASDAQ Global Select Market or the NASDAQ Global Market shall have been suspended or materially limited, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices have been required, by any of said exchanges or by such system or by order of the Commission, FINRA or any other governmental or regulatory authority, (b) trading of any securities of or guaranteed by the Company shall have been suspended on any exchange or in any over-the-counter market, (c) a general moratorium on commercial banking activities in New York shall have been declared by Federal or New York State authorities or a new restriction materially adversely affecting the distribution of the Firm Shares or the Option Shares, as the case may be, shall have become effective, or (d) there has occurred any material adverse change in the financial markets in the United States or the international financial markets, any outbreak of hostilities or escalation thereof or other calamity or crisis or any change or development involving a prospective change in national or international political, financial or economic conditions, in each case the effect of which is such as to make it, in the judgment of the Representatives, impracticable to market the Shares to be delivered on the Closing Date or Option Closing Date, as the case may be, or to enforce contracts for the sale of the Shares.

If this Agreement is terminated pursuant to this Section 11, such termination will be without liability of any party to any other party except as provided in Section 12 hereof.

12.          The respective indemnities, agreements, representations, warranties and other statements of the Company or its officers and of the several Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation, or statement as to the results thereof, made by or on behalf of any Underwriter, the Company or any of their respective representatives, officers or directors or any controlling person, and will survive delivery of and payment for the Shares.  If this Agreement is terminated pursuant to Section 8, 10 or 11 or if for any reason the purchase of any of the Shares by the Underwriters is not consummated, the Company shall remain responsible for the expenses to be paid or reimbursed by it pursuant to Section 7, the respective obligations of the Company and the Underwriters pursuant to Section 9 and the provisions of Sections 12, 13 and 16 shall remain in effect and, if any Shares have been purchased hereunder the representations and warranties in Section 1 and all obligations under Section 5 and Section 6 shall also remain in effect.  If this Agreement shall be terminated by the Underwriters, or any of them, under Section 8 or otherwise because of any failure or refusal on the part of the Company to comply with the terms or to fulfill any of the conditions of this Agreement (other than solely by reason of the failure of any Underwriter to perform its obligations hereunder), or if for any reason the Company shall be unable to perform its obligations under this Agreement (other than solely by reason of the failure of any Underwriter to perform its obligations hereunder) or any condition of the Underwriters’ obligations cannot be fulfilled, the Company agrees to reimburse the Underwriters or such Underwriters as have so terminated this Agreement with respect to themselves, severally, for all out-of-pocket expenses (including the fees and expenses of its counsel) reasonably incurred by the Underwriter in connection with this Agreement or the offering contemplated hereunder.

13.          This Agreement shall inure to the benefit of and be binding upon the Company and the Underwriters, the officers and directors of the Company referred to herein, any controlling persons referred to herein and their respective successors and assigns.  Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any other person, firm or corporation any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained.  No purchaser of Shares from any Underwriter shall be deemed to be a successor or assign by reason merely of such purchase.

14.          All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given upon receipt thereof by the recipient if mailed or transmitted by any standard form of telecommunication.  Notices to the Underwriters shall be given to the Representatives, c/o Stifel, Nicolaus & Company, Incorporated, 787 7th Avenue, 11th Floor, New York, New York 10019 (fax no.: (212) 682-1766), Attention:  General Counsel; with a copy to Goodwin Procter LLP, The New York Times Building, 620 Eighth Avenue, New York, New York 10018 (fax no.: (212) 355-3333); Attention: Thomas S. Levato, Esq.  Notices to the Company shall be given to it at Anterios, Inc., 60 East 42nd St., New York, NY 10165, Attention: Chief Executive Officer; with a copy to Morgan, Lewis & Bockius LLP, 101 Park Avenue, New York, NY 10178 (fax no.: (212) 309-6001), Attention: David W. Pollak, Esq.

15.          This Agreement may be signed in counterparts, each of which shall be an original and all of which together shall constitute one and the same instrument.

16.          THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO SUCH STATE’S PRINCIPLES OF CONFLICTS OF LAWS.

17.          The parties hereby submit to the jurisdiction of and venue in the federal courts located in the City of New York, New York in connection with any dispute related to this Agreement, any transaction contemplated hereby, or any other matter contemplated hereby.

18.          The Company acknowledges and agrees that (i) the purchase and sale of the Shares pursuant to this Agreement, including the determination of the public offering price of the Shares and any related discounts and commissions, is an arm’s-length commercial transaction between the Company on the one hand, and the several Underwriters, on the other, (ii) in connection therewith and with the process leading to such transaction each Underwriter is acting solely as a principal and not the agent or fiduciary of the Company or its respective stockholders, creditors, employees or any other party, (iii) no Underwriter has assumed an advisory or fiduciary responsibility in favor of the Company with respect to the offering contemplated hereby or the process leading thereto (irrespective of whether such Underwriter has advised or is currently advising the Company on other matters) or any other obligation to the Company except the obligations expressly set forth in this Agreement, and (iv) the Company has consulted its own legal and financial advisors to the extent it deemed appropriate.  The Company agrees that it will not claim that the Underwriters, or any of them, has rendered advisory services of any nature or respect, or owes a fiduciary or similar duty to the Company, in connection with such transaction or the process leading thereto.

19.          The Company acknowledges that the Underwriters’ research analysts and research departments are required to be independent from their respective investment banking divisions and are subject to certain regulations and internal policies, and that such Underwriters’ research analysts may hold views and make statements or investment recommendations and/or publish research reports with respect to the Company and/or the offering that differ from the views of their respective investment banking divisions.  The Company hereby waives and releases, to the fullest extent permitted by law, any claims that the Company may have against the Underwriters with respect to any conflict of interest that may arise from the fact that the views expressed by their independent research analysts and research departments may be different from or inconsistent with the views or advice communicated to the Company by such Underwriters’ investment banking divisions.  The Company acknowledges that each of the Underwriters is a full service securities firm and as such from time to time, subject to applicable securities laws, may effect transaction for its own account or the account of its customers and hold long or short positions in debt or equity securities of the companies that may be the subject of the transactions contemplated by this Agreement.

20.          This Agreement supersedes all prior agreements and understandings (whether written or oral) between the Company and the Underwriters, or any of them, with respect to the subject matter hereof.

21.          The Company and each of the Underwriters hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

[Remainder of page left intentionally blank]

If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company a counterpart hereof, whereupon this instrument will become a binding agreement among the Company and the Underwriters.

Very truly yours,

ANTERIOS, INC.

By:
Name:
Title:

Accepted as of the date hereof:

STIFEL, NICOLAUS & COMPANY, INCORPORATED

By:
Name:
Title:

RBC CAPITAL MARKETS, LLC

By:
Name:
Title:

For themselves and as Representatives of the other Underwriters named in Schedule I hereto

[Signature page to Underwriting Agreement]

SCHEDULE I

Underwriters

Underwriter	Number of Firm Shares to be Purchased
Stifel, Nicolaus & Company, Incorporated	[ ]
RBC Capital Markets, LLC	[ ]
JMP Securities LLC	[ ]
Needham & Company, LLC	[ ]
Total:	[ ]

SCHEDULE II

Free Writing Prospectuses

[None.]

Pricing Information

Number of Firm Shares:  [                  ] shares

Public Offering Price: $[    ] per share

Underwriter Discount: 7.0%

SCHEDULE III

Written Testing-the-Waters Communications

1.              Investor Presentation dated March 2015

2.              Investor Presentation dated April 2015

EXHIBIT A

OPINION OF MORGAN, LEWIS & BOCKIUS LLP

1.              The Company is a corporation duly incorporated under the laws of the State of Delaware, with corporate power and authority to own, lease and operate its properties and to conduct its business as described in each of the Registration Statement, the Pricing Disclosure Package and the Prospectus and to enter into and perform its obligations under the Underwriting Agreement.

2.              The Company is validly existing and in good standing under the laws of the State of Delaware and is qualified to do business as a foreign corporation and is in good standing in the State of New York.

3.              The issued and outstanding shares of capital stock set forth in the Prospectus under the caption “Capitalization” as of the date stated therein have been duly and validly authorized and issued and are fully paid and nonassessable.

4.              The authorized, issued and outstanding capital stock of the Company (including the Shares) conforms to the descriptions thereof set forth in the Registration Statement, the Pricing Disclosure Package and the Prospectus in all material respects.  All of the outstanding Shares have been duly authorized and validly issued, are fully paid and nonassessable.  The form of certificate used to evidence the Shares is in due and proper form and complies with all applicable requirements of the charter and by-laws of the Company and the General Corporation Law of the State of Delaware.

5.              No stockholder of the Company or any other person has any preemptive right, right of first refusal or other similar right to subscribe for or purchase securities of the Company, that have not been duly waived, arising (i) by operation of the charter or by-laws of the Company or the General Corporation Law of the State of Delaware or (ii) to our knowledge, otherwise.

6.              The Underwriting Agreement has been duly executed and delivered by the Company.

7.              The Shares to be purchased by the Underwriters from the Company have been duly authorized for issuance and sale pursuant to the Underwriting Agreement and, when issued and delivered by the Company pursuant to the Underwriting Agreement against payment of the consideration set forth therein, will be validly issued, fully paid and nonassessable.

Stifel, Nicolaus & Company, Incorporated

RBC Capital Markets, LLC
As Representatives of the Several Underwriters
[•], 2015

8.              The Registration Statement has been declared effective by the Commission under the Securities Act.  To our knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued under the Securities Act and no proceedings for such purpose have been instituted or are pending or are contemplated or threatened by the Commission.  Any required filing of the Prospectus and any supplement thereto pursuant to Rule 424(b) under the Securities Act has been made in the manner and within the time period required by such Rule 424(b).

9.              The Shares have been approved for listing on The NASDAQ Global Market.

10.       The statements included in the Registration Statement, the Pricing Disclosure Package and the Prospectus regarding US health care regulatory or health care reimbursement matters, insofar as such Regulatory Statements constitute summaries of documents or legal proceedings or refer to matters of law or legal conclusions, are accurate and complete in all material respects and present fairly the information purported to be shown.

11.       The statements in the Prospectus under the heading “Description of Capital Stock” and “Shares Eligible for Future Sale,” and in the Registration Statement in Item 14, insofar as such statements purport to summarize legal matters, agreements or documents discussed therein, fairly present, to the extent required by the Securities Act and the rules thereunder, in all material respects, such legal matters, agreements or documents. The statements in the Prospectus under the heading “Material US Tax Considerations for Non-US Holders of Our Common Stock,” insofar as such statements purport to summarize provisions of U.S. federal income tax laws and legal conclusions with respect thereto, fairly present, to the extent required by the Securities Act and the rules thereunder, in all material respects such provisions and legal conclusions.

12.       The statements in the Pricing Disclosure Package and the Prospectus under the caption “Underwriting”, insofar as they purport to summarize the terms of the Underwriting Agreement, conform in all material respects to the terms of the Underwriting Agreement.

13.       To our knowledge, there are no legal or governmental actions, suits or proceedings pending or threatened which are required to be disclosed in the Registration Statement, the Pricing Disclosure Package and the Prospectus, other than those disclosed therein.

14.       To our knowledge, there are no agreements or other documents or instruments required to be described or referred to in the Registration Statement, the Pricing Disclosure Package and the Prospectus or to be filed as exhibits to the Registration Statement other than those described or referred to therein or filed as exhibits thereto; and the descriptions thereof and references thereto are accurate in all material respects.

15.       To our knowledge, there are no persons with registration or other similar rights to have any debt or equity securities registered for sale under the Registration Statement or included in

Stifel, Nicolaus & Company, Incorporated

RBC Capital Markets, LLC
As Representatives of the Several Underwriters
[•], 2015

the offering contemplated by the Underwriting Agreement, except for such rights as have been duly waived.

16.       The execution and delivery of the Underwriting Agreement by the Company, the performance by the Company of its obligations thereunder and the issuance and sale of the Shares: (i) have been duly authorized by all necessary corporate action on the part of the Company; (ii) will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company is a party or by which the Company is bound or to which any of the property or assets of the Company is subject; (iii) will not result in any violation of the provisions of the charter or by-laws of the Company; (iv) will not result in any violation of any federal or state law, rule or regulation or, to our knowledge, any order or decree of any court or governmental authority applicable to the Company; or (v) will not require any consents, approvals or authorizations to be obtained by the Company, or any registrations, declarations or filings to be made by the Company, in each case under any federal or state statute, rule or regulation applicable to the Company that have not been obtained or made.

17.       No consent, approval, authorization or other order of, or registration or filing with, any court or other governmental or regulatory authority or agency, is required for the consummation of the transactions contemplated by the Underwriting Agreement, except such as have been obtained or made by the Company and are in full force and effect under the Securities Act or applicable state securities or blue sky laws.

18.       The Company is not, and after receipt of payment for the Shares will not be, an “investment company” within the meaning of Investment Company Act.

SCHEDULE I

 NEGATIVE ASSURANCE OF MORGAN, LEWIS & BOCKIUS LLP

We confirm to you that, on the basis of the information we gained in the course of performing the services referred to above, each of the Registration Statement, at the time it became effective, and the Prospectus, as of its date (except in each case as to the financial statements, schedules and other financial and accounting data, as to which we express no view), appeared on its face to be appropriately responsive in all material respects to the applicable requirements of the Securities Act.  Furthermore, subject to the foregoing, in the course of performing the services referred to above, nothing has come to our attention that has caused us to believe that (i) the Registration Statement, as of the time it became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) the Pricing Disclosure Package, considered as a whole, as of [•] (New York City Time) on May [•], 2015, contained any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading or (iii) the Prospectus, as of its date, and as of the date hereof, contained or contains any untrue statement of a material fact or omitted or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that (a) we do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement, the Pricing Disclosure Package and the Prospectus (except with respect to certain legal matters, as and to the extent set forth in paragraphs 10 and 11 in our opinion, dated the date hereof, delivered to you pursuant to Section 8(f) of the Underwriting Agreement), and (b) we do not express any belief with respect to the financial statements, schedules and other financial and accounting data contained in the Registration Statement, the Pricing Disclosure Package or the Prospectus.

EXHIBIT B

OPINION OF INTELLECTUAL PROPERTY COUNSEL TO THE COMPANY

Preliminary Notes:

* The term “IP Portions” shall mean the information in the Registration Statement, the Pricing Disclosure Package and the Prospectus under “Prospectus Summary”, “Risk Factors” and “Business” relating to the Company’s intellectual property.

** All capitalized terms used but not defined herein shall have the meanings set forth in the Underwriting Agreement.

Form of Opinion:

1.                                      The information in the IP Portions, to the extent that it constitutes matters of law, summaries of legal matters, documents or proceedings, or legal conclusions, has been reviewed by us and is correct in all material respects based on the information known to us and fairly and correctly presents the information called for with respect thereto.

2.                                      To our knowledge, there are no pending or threatened legal or governmental proceedings, nor allegations on the part of any person of infringement, relating to patent rights, trade secrets, trademarks, service marks, copyrights or other proprietary information or know-how of the Company and no such proceedings are threatened or contemplated.

3.                                      To our knowledge, the Company is not infringing or otherwise violating any patents, trade secrets, trademarks, service marks, copyrights or other proprietary information or know-how of any persons and, to our knowledge, no person is infringing or otherwise violating any of the Company’s patents, trade secrets, trademarks, service marks, copyrights or other proprietary information or know-how of the Company.

4.                                      To our knowledge, the Company owns or possesses sufficient licenses or other rights to use all patents, trademarks, service marks, trade secrets or other proprietary information or know-how necessary to conduct the business now being or proposed to be conducted by the Company as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus.

5.                                      To our knowledge, the Company’s United States and foreign patents (the “Patents”), listed on Exhibit A hereto, are valid and enforceable, and we are not aware of any basis for a finding that any of the Patents are invalid or unenforceable.  To our knowledge, there are no asserted or unasserted claims of any persons relating to the scope or ownership of any of the Patents or any of the Company’s patent applications, whether United States or foreign (“Applications”), listed on Exhibit A hereto, there are no liens which have been filed against any of the Patents or the Applications, there are no material defects of form in the preparation or filing of the Applications, the Applications are being diligently prosecuted and none of the Applications have been finally rejected or abandoned.  The Company is listed on the records of the United States Patent and Trademark Office (“PTO”) or appropriate foreign patent offices as the sole assignee of record thereof.

6.                                      The Company is the exclusive licensee of the patents and patent applications listed on Exhibit B-1 and the non-exclusive licensee of the patents and patent applications listed on Exhibit B-2.  To our knowledge, all licenses of the Company to patents and applications, whether United States or foreign, are duly executed, validly binding and enforceable in accordance with their terms and the Company is not in default (declared or undeclared) of any material provision of such licenses.

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7.                                      All pertinent prior art references known to us, and to our knowledge known to the Company, during the prosecution of the Patents and the Applications were disclosed to the PTO and neither we nor, to our knowledge, the Company, made any misrepresentation to, or concealed any material fact from, the PTO during such prosecution.

8.                                      To our knowledge, there are no asserted or unasserted claims of any persons relating to the scope or ownership of any of the Company’s trademark applications; there are no liens which have been filed against any of such applications; there are no material defects of form in the preparation or filing of such applications; such applications are being diligently prosecuted; and none of such applications has been finally rejected or abandoned.

9.                                      We have reviewed the IP Portions of the Registration Statement, the Pricing Disclosure Package and the Prospectus, and although we are not passing upon and do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement, the Pricing Disclosure Package and the Prospectus (except with respect to the IP Portions as specified in the foregoing opinion), on the basis of the foregoing, no facts have come to our attention that lead us to believe, that (i) the Registration Statement, at the time it became effective, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) the Pricing Disclosure Package, as of the Applicable Time, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, or (iii) the Prospectus, as of its date and as of the date hereof, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

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EXHIBIT C

FORM OF LOCK-UP AGREEMENT

ANTERIOS, INC.

142 West 57th St.

Suite 4A

New York, New York 10019

STIFEL, NICOLAUS & COMPANY, INCORPORATED

RBC CAPITAL MARKETS, LLC

As Representatives of the Several Underwriters

c/o Stifel, Nicolaus & Company, Incorporated

787 Seventh Avenue

New York, New York 10019

Ladies and Gentlemen:

The undersigned refers to the proposed Underwriting Agreement (the “Underwriting Agreement”) among Anterios, Inc., a Delaware corporation (the “Company”), and the several underwriters named therein (the “Underwriters”) for whom Stifel, Nicolaus & Company, Incorporated and RBC Capital Markets, LLC (together, the “Representatives”) are acting as representatives.  As an inducement to the Underwriters to execute the Underwriting Agreement in connection with the proposed public offering (the “Public Offering”) of shares of the Company’s common stock, par value $0.0001 per share (“Common Stock”), pursuant to a Registration Statement on Form S-1, the undersigned hereby agrees that from the date hereof and until 180 days after the public offering date set forth on the final prospectus used to sell the Common Stock (the “Public Offering Date”) pursuant to the Underwriting Agreement (such 180 day period being referred to herein as the “Lock-Up Period”), to which you are or expect to become parties, the undersigned will not (and will cause any spouse or immediate family member of the spouse or the undersigned living in the undersigned’s household, any partnership, corporation or other entity within the undersigned’s control, and any trustee of any trust that holds Common Stock or other securities of the Company for the benefit of the undersigned or such spouse or family member not to) offer, sell, contract to sell (including any short sale), pledge, hypothecate, establish an open “put equivalent position” within the meaning of Rule 16a-1(h) under the Securities Exchange Act of 1934, as amended, grant any option, right or warrant for the sale of, purchase any option or contract to sell, sell any option or contract to purchase,  or otherwise encumber, dispose of or transfer, or grant any rights with respect to, directly or indirectly, any shares of Common Stock or securities convertible into or exchangeable or exercisable for any shares of Common Stock, enter into a transaction which would have the same effect, or enter into any swap, hedge or other arrangement that transfers, in whole or in part, any of the economic consequences of ownership of the Common Stock, whether any such aforementioned transaction is to be settled by delivery of the Common Stock or such other securities, in cash or otherwise, or publicly disclose the intention to make any such offer, sale, pledge or disposition, or to enter into any such transaction, swap, hedge or other arrangement, without, in each case, the prior written consent of the Representatives, which consent may be withheld in the Representatives’ sole discretion.

If the undersigned is an officer or director of the Company, (i) the undersigned agrees that the foregoing restrictions shall be equally applicable to any issuer-directed or “friends and family” shares of Common Stock that the undersigned may purchase in the proposed public offering; (ii) the Representatives agree that, at least three business days before the effective date of any release or waiver of the foregoing restrictions in connection with a transfer of shares of Common Stock, the Representatives will notify the Company of the impending release or waiver, and (iii) the Company has agreed in the Underwriting Agreement to announce the impending release or waiver by press release through a major news service at least two business days before the effective date of the release or waiver.  Any release or waiver granted by the Representatives hereunder to any such officer or director shall only be effective two business days after the publication date of such press release.  The provisions of this paragraph will not apply if (a) the release or waiver is effected solely to permit a transfer not for consideration and (b) the transferee has agreed in writing to be bound by the same terms described in this Agreement to the extent and for the duration that such terms remain in effect at the time of the transfer.

The foregoing restrictions shall not apply to transfers made (a) to a family member or trust for the direct or indirect benefit of the undersigned, (b) as bona fide gifts by the undersigned, (c) to any third party granted an interest in the undersigned’s will or under the laws of descent, (d) as a distribution to a partner or stockholder of the undersigned, or (e) to the undersigned’s affiliates or to any investment fund or other entity controlled or managed by the undersigned, provided that in each case (i) each resulting transferee of the Company’s securities executes and delivers to the Representatives an agreement satisfactory to the Representatives certifying that such transferee is bound by the terms of this Agreement and has been in compliance with the terms hereof since the date first above written as if it had been an original party hereto, (ii) to the extent any interest in the Company’s securities is retained by the undersigned (or such spouse or family member), such securities shall remain subject to the restrictions contained in this Agreement and (iii) no filing by any party under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or other public announcement shall be required or shall be voluntarily made before the expiration of the Lock-Up Period showing a decrease in the number of shares of Common Stock held by the undersigned and its affiliates in such filing.

In addition, the undersigned agrees that, during the period commencing on the date hereof and ending 180 days after the Public Offering Date, without the prior written consent of the Representatives (which consent may be withheld in their sole discretion): (a) the undersigned will not request, make any demand for or exercise any right with respect to, the registration of any Common Stock or any security convertible into or exercisable or exchangeable for Common Stock and (b) the undersigned waives any and all notice requirements and rights with respect to the registration of any such security pursuant to any agreement, understanding or otherwise to which the undersigned is a party.

Any Common Stock received upon exercise of options granted to the undersigned will also be subject to this Agreement.  Any Common Stock acquired by the undersigned in the open market on or after the Public Offering Date (except Common Stock acquired pursuant to a “friends and family” or directed share program) will not be subject to this Agreement.  A transfer of Common Stock to a family member or a trust for the benefit of the undersigned or a family member may be made, provided the transferee agrees in writing prior to such transfer to be bound by the terms of this Agreement as if it were a party hereto.

Notwithstanding anything herein to the contrary, nothing herein shall prevent the undersigned from establishing a 10b5-1 trading plan that complies with Rule 10b5-1 under the Exchange Act or from amending an existing 10b5-1 trading plan, so long as (i) there are no sales of Common Stock subject to this Agreement under such plans during the Lock-Up Period and (ii) the establishment or amendment of any such plan is not publicly announced or disclosed, including in any filing under the Exchange Act.

In furtherance of the foregoing, the Company and its transfer agent and registrar are hereby authorized to (a) decline to make any transfer of shares of Common Stock if such transfer would constitute a violation or breach of this Agreement and (b) place legends and stop transfer instructions on any such shares of Common Stock owned or beneficially owned by the undersigned.

This Agreement is irrevocable and shall be binding on the undersigned and the successors, heirs, personal representatives and assigns of the undersigned.  This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to choice of law rules.  This Agreement shall lapse and become null and void if the Public Offering Date shall not have occurred on or before the earliest of (i) such time as the Representatives, on the one hand, or the Company, on the other hand, advises the other in writing, prior to the execution of the Underwriting Agreement that it has determined not to proceed with the Public Offering, (ii) the termination of the Underwriting Agreement or (iii) July 31, 2015, in the event the Underwriting Agreement has not been executed by that date.

Very truly yours,

Printed Name:
Date:

EXHIBIT D

FORM OF PRESS RELEASE

Anterios, Inc.
[Date]

Anterios, Inc. (the “Company”) announced today that Stifel, Nicolaus & Company, Incorporated and RBC Capital Markets, LLC, the lead book-running managing underwriters in the Company’s recent public offering of                 shares of common stock, is [waiving] [releasing] a lock-up restriction with respect to                     shares of the Company’s common stock held by [certain officers or directors] [an officer or director] of the Company.  The [waiver] [release] will take effect on                    , 20      , and the shares may be sold on or after such date.

This press release is not an offer or sale of the securities in the United States or in any other jurisdiction where such offer or sale is prohibited, and such securities may not be offered or sold in the United States absent registration or an exemption from registration under the United States Securities Act of 1933, as amended.

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